SECURITIES AND EXCHANGE COMMISSION

                                             Washington, D.C. 20549


                                                    FORM 8-K

                                                 CURRENT REPORT

                                       Pursuant to Section 13 or 15(d) of
                                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              February 10, 2003
                                                             -----------------


                                               BASIC ENERGY, INC.
                         (Exact name of registrant as specified in its charter)


                                                      Utah
                                 (State or other jurisdiction of incorporation)


         0-27849                                                    00-1748413
(Commission File Number)                      (IRS Employer Identification No.)


555 Anton Boulevard, Suite 1200, Costa Mesa, California                    92626
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:              (949) 489-2400

Item 5.       Other Events.

              By Current Report on Form 8-K dated January 28, 2003, Basic Energy, Inc. (the "Registrant") reported its acquisition of Skyframes, Inc., a Texas corporation ("Skyframes") pursuant to an Exchange Agreement (the "Agreement"), dated as of January 28, 2003.

              The purpose of this Form 8-K is to provide further information on the Registrant's business. Financial information on Skyframes and information on the beneficial ownership of the Registrant was included in the January 28, 2003 Form 8-K. A 1-for 100 reverse stock split of our common stock is expected to be effected on February 14, 2003. We intend to change the name of the Corporation to "Skyframes, Inc." as soon as possible and have filed an information statement with the Securities and Exchange Commission to effect the name change.

                                                PLAN OF OPERATION

              We have not received significant revenues from operations. Until December 2002 we have been configuring equipment at the teleport and obtaining a contract for satellite time with Clear Channel Satellite Services. We only began solicitation of customers in October 2002. Diverse Path customers will pay approximately $500 per month. Since our fixed costs for rent, salary, satellite access and other costs are approximately $20,000 per month, we need at least 160 customers to break even. We pay for our satellite time on a revenue share basis. We believe that we can attain 160 customers by the end of March 2003. Until that time we need debt or equity funding at the level of $23,000 per month. If we start to acquire significant levels of new customers, we will need additional sums for working capital. Depending on the rate we acquire new customers, the amount could be substantial, but we don't forecast the need for more than $400,000.

              Once we begin to receive revenues we plan to hire one customer service representative and two administrative or clerical employees.

              Skyframes has an agreement with Clear Channel Satellite Services dated October 2002 (no date given), under which agreement Clear Channel provides transponder and satellite time on a pre-emptive basis. Clear Channel's satellite coverage is North and South America. Skyframes pays to Clear Channel the greater of 75% of revenues collected from customers or approximately $5,800 per month. Clear Channel has the exclusive right to acquire Skyframes for a 24 month period commencing after 18 months, for one times revenues or fair market value, whichever is greater. Skyframes has the option to convert to the provision of services on a non-preemptible basis on terms to be negotiated.

              We do not have any agreements or understandings with respect to sources of capital. We have not identified any potential sources. Its likely that we will not be able to raise the entire amount of $400,000 required initially, in which case we may face delays in acquiring customers. Even if we are successful in obtaining the required funding, we probably will need to raise additional funds at the end of 12 months.

              Information included in this report includes forward looking statements, which can be identified by the use of forward-looking terminology such as may, will, expect, anticipate, believe, estimate, or continue, or the negative thereof or other variations thereon or comparable terminology. The statements in "Risk Factors" and other statements and disclaimers in this report constitute cautionary statements identifying important factors, including risks and uncertainties, relating to the forward-looking statements that could cause actual results to differ materially from those reflected in the forward-looking statements.

              We are a development stage company as that term is defined in paragraphs 8 and 9 of SFAS No. 7. This means, among other things, that we have not obtained a dependable permanent revenue base. Our activities to date have been limited to seeking capital, seeking supply contracts and development of a business plan. We do not believe that conventional financing, such as bank loans, is available to us due to these factors. Management believes that it will be able to raise the required funds for operations from one or more future offerings, and to be able to effect our business plan. However, Management believes that Skyframes's ability to raise significant amounts of financing, including the $400,000 potentially required as set forth above, will be dependent on obtaining an initial contract, and other risks inherent in the business as discussed under the caption "Risk Factors" may affect the outcome of Management's plans.

                                                    BUSINESS

General

              Skyframes   will  use   satellite   technology   to  provide  data
transmission services. Our primary business consists of diverse path connectivity for government and business. Government and business have become dependent on the internet and private intranet, typically accessed through the terrestrial telephone system. In the event of an outage in terrestrial services due to natural disasters of equipment malfunctions, Skyframes Diverse Path can provide a back up access to ensure connectivity. As of October 31, 2002 we had no customers yet.

              The Diverse Path system consists of three major components: the satellite, Skyframes uplink center in Riverside County, California and the remote site gateway which is installed at the customer's location. This remote site gateway consists of a 1.2 meter send/receive satellite antennae, a specially developed, rack mountable windows NT PC with a PCI satellite modem card, satellite modulator, transmitter power source network card and proprietary software. Each remote site gateway has a static internet protocol address. Uplink speeds of 128K and downlink speeds of 4 megabits per second are achieved. The remote site gateway will be leased or purchased by each customer. Customers will pay a monthly standby fee and an additional hourly fee for actual usage.

              Skyframes has an agreement with Clear Channel Satellite Services dated October 2002 (no date given), under which agreement Clear Channel provides transponder and satellite time on a pre-emptive basis. Clear Channel's satellite AMC-4 gives coverage of the Americas. Skyframes pays to Clear Channel the greater of 75% of revenues collected from customers or approximately $5,800 per month. Clear Channel has the exclusive right to acquire Skyframes for a 24 month period commencing after 18 months, for one times revenues or fair market value, whichever is greater. Skyframes has the option to convert to the provision of services on a non-preemptible basis on terms to be negotiated.

              Skyframes  also intends to market its systems for use as a primary system, either in remote areas where telephone service is expensive or unreliable, or to users who wish more secure (non-interceptable) data communications.

              The Riverside County teleport includes routers and communications equipment owned by Skyframes, but the physical space for our equipment and the uplink is leased from Intelsat.

Marketing and Employees

              Marketing is performed by the officers and directors only one of which is full time. As of December 31, 2003, Skyframes had only a limited number of customers. We feel confident, based on discussions we have with potential customers, that we will begin entering into service contracts with additional customers starting in February 2003. However, it could take several months before we have enough customers to cover our fixed costs. We have no clerical or administrative employees other than the officers and directors, but we intend to hire two clerical and administrative employees and a customer service employee when we have revenues.

Technology

              Our technology consists of specific hardware configurations designed by us as well as off the shelf and custom software. We have the copyright on the custom software. Our technology enables connection time of 4 megabits per second, which is four times faster than ISDN. In addition, our technology enables a broadband connection wherever there is an alternating current power source, making it ideal for remote locations or as a backup to fibre optic or copper telephone lines.

Communications Satellites and Future Expansion

              Understanding all the uses of satellite is important because Skyframes can expand its business into other areas served by satellite transmissions, such as private television networks or secure data links.

              Communications  satellites  constitute an  attractive  solution in telecommunications as they allow for immediate access to information resources, both regionally and globally. Satellite communications are currently used predominantly for digital circuits for data communications, television transmission, and for those areas with high traffic or where line-of-sight microwave is impractical. Current applications include voice, audio and video entertainment (including direct-to-home (DTH) TV and digital audio broadcasting services (DAB)), image (facsimile), video teleconferencing, interactive video, e-mail, and global Internet. Satellite communication systems avoid the need for terrestrial infrastructure, and shorten the time of establishing communications in rural areas. Satellite systems have important features that fiber optics lacks: mobility (mobile users cannot be connected to the fiber network directly), flexibility (once a terrestrial infrastructure is built, it is extremely expensive to restructure it), and rural and remote connections (it is still not cost-effective to deploy high-capacity fiber networks in areas with low-density traffic and difficult topography). Geostationary satellites compete with expanding terrestrial and fiber-optic networks for point-to-point transmission of domestic, regional, and international telecommunication services. Two most dynamic sectors include broadcasting direct-to-home (DTH) and mobile satellite communications. Market for domestic direct broadcast satellite TV, or high-powered, multi-channel satellite television beamed directly to the home, is expected to increase in the near future. Also, non-geostationary satellites in low- and medium-earth orbits (LEO or MEO) will be increasingly used to provide personal, portable and mobile telephony.

Regulation

              Our activities require a license from the Federal Communication Commission, but we are currently operating under the license of the teleport in Riverside County. We have applied for a license under our own name, and we expect to receive it early in 2003.

Facilities

              We lease approximately 700 square feet of office space in San Juan Capistrano, California for $600 per month. We also have rented 928 square feet in Oceanside, California for our engineering and customer service center for $1,142 per month, increasing after one year to $1,189 per month. The lease expires in September 2004 and is guaranteed by an officer. Our uplink center is located at a teleport in Riverside County, California, and is
leased from Intelsat.  The condition of all our facilities is good.

Competition

              We compete in the business segment of internet broadband. There are many competitors in this marketplace but no one competitor has a significant share of the market. Skyframe's diverse path services will compete on the basis of lower cost (less than $500 per month) than existing competitors as well as our technology embodied in software and hardware configurations. We believe this technology significantly improves performance. Our service for remote areas will compete on the same basis, but we have not yet established a price list for this service.

Legal Proceedings

              Skyframes is not a party to any pending legal proceeding.

                                                  RISK FACTORS

              The shares are a speculative investment and very risky. You should especially consider the following risk factors.

We Have No Significant Revenues or Customers Yet and Need Cash to Continue our
 Business.

              Skyframes's activities have been limited to obtaining a contract for satellite and transponder time and configuring equipment at the teleport provided by the satellite operator. We have not received any significant revenues or income since inception and we don't know if at all, when we will receive significant revenues. There can be no assurance that Skyframes will be able to market its services, achieve a significant level of sales or attain profitability. Skyframes is in need of approximately $400,000 in funding to carry out its business plan for the next 12 months for marketing costs, working capital, and general and administrative expenses. The terms of any offering have not been determined. As a result of the significant operating expenses related to start up operations, operating results will be adversely affected if significant sales do not materialize, whether due to competition or otherwise. Skyframes may never be able to obtain required funding, nor that it will be able to find customers or ever become profitable. Skyframes may never be able to implement its business plan in accordance with its internal forecasts or to a level that meets the expectations of investors.

We depend on satellite transmission. Satellite failure could have a substantial negative effect on our business operations.

              We initially will use a single satellite to provide satellite Internet/Intranet services. There is risk associated with this dependence. There are two types of possible failures to the satellite: a failure of the individual transponder that is used and a failure of the entire satellite. If there is a failure of a transponder, the satellite operator is contractually obligated to move us to another transponder. This would create a minimum interruption to customers, likely less than 24 hours. If the satellite itself completely fails, we will have to move our services to another satellite. Our transmissions conform to industry standards so there are several possible alternative satellites. Our current satellite provider engages in quarterly reviews of available like-satellite space and is ready to contract for that space if needed. If the entire satellite were to fail, a one to five day outage of services might occur depending on the availability of other satellites. Additionally, a repointing of the receiving dishes on the ground would likely be required. The repointing of the receiving dishes on the ground would cost us approximately $300 per customer. In the event of any service disruption due to satellite failure, our customers would be credited for the dollar value of the amount of time they are without the satellite Internet service. Such credits could be up to $200.00 per day per customer depending on the level of service subscribed. In the event of a satellite failure, we could also be subject to loss-of-business claims, due to the reliance by business customers on the satellite Internet services we provide.

A sustained disruption in satellite service could materially and negatively impact the value of our business and could force us to discontinue operations.

We have no assurance of market acceptance of our products and services. If we are unable to raise market awareness of our products and services, we will not be able to obtain many customers which would diminish the value of your investment.

              We are at an early stage of development and our earnings depend primarily upon market acceptance of our products and services. There can be no assurance that our development efforts will progress further with respect to any potential new services or that they will be successfully completed. In addition, there can be no assurance that our potential new services will achieve customer acceptance.

              There can be no assurance that our services will be successfully marketed. In addition to our own direct sales force, we will use value-added resellers and distributors to market our satellite products and services. There is no assurance that any distributor or other reseller will be successful in marketing our products.

You should not rely on our forward-looking statements.

              This report contains forward-looking statements that involve risks and uncertainties. Discussions containing forward-looking statements may be found in the material set forth under "Prospectus summary," "Plan of Operations," and "Business," as well as within this report generally. In addition, when used in this prospectus, the words "believes," "intends," "plans," "anticipates," "expects," and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties. Actual results could differ materially from those described in the forward-looking statements as a result of the risk factors set forth and the information provided in this report generally. We do not intend to update any forward-looking statements.

Our Auditors have Rendered a Going Concern Emphasis Opinion on our Financial Statements.

              Our auditors have expressed concern as to our ability to continue as a going concern. If our business is ultimately unsuccessful, the assets on our balance sheet could be worth significantly less than their carrying value and the amount available for distribution to stockholders on liquidation would likely be insignificant.

Penny Stock rules could make it hard to resell your shares.

              Skyframes's common stock does not meet the listing requirements for any trading market other than the OTC Bulletin Board or the pink sheets. We expect to file for listing on the OTC Bulletin Board, but the OTC Bulletin Board may not approve our listing. Consequently, the liquidity of Skyframes's securities could be impaired, not only in the number of securities which could be bought and sold, but also through delays in the timing of transactions, reduction in security analysts' and the news media's coverage of Skyframes, and lower prices for Skyframes's securities than might otherwise be attained.

                                                   MANAGEMENT

Directors and Executive Officers

              The member of the Board of Directors of Skyframes serve until the next annual meeting of stockholders, or until his successors have been elected. The officers serve at the pleasure of the Board of Directors. The following are the directors, executive officers and significant employee of Skyframes.

Chester L. Noblett, Jr.    56                Chairman
James France               55                Chief Executive and Financial
                                             Officer, Secretary and Director

Gilbert J. Fin             47                General Manager

              Chester L. Noblett, Jr. has been Chairman since Janaury 2003. Since June 2002 has been employed by Accu-Poll.  He was chief operating officer of eSat, Inc. from June 1997 until December 1999, and became
Chairman in April 1999, Director in June 1997 and CFO in September 2000. He r esigned from all of this positions at eSat in January, 2002. From 1990 to 1996, Mr. Noblett was employed as the chief executive officer for Tradom
International, a subsidiary of Asahi Shouian, Inc., an international food brokerage company. From 1975 to 1990, he was chief executive officer of C. Noblett & Associates, a food brokerage company. Mr. Noblett is also president and a director of Cyber Village Network, a computer software company. Mr.
 Noblett received a B.S. degree in
Business Administration from the University of Southern California in 1971.

              James France has been President, Chief Financial Officer and Secretary of the Company since February 1, 2003. He has been CEO and managing partner of FIIC R&D since August 2000. FIIC R&D integrates its statistical research for the insurance industry into a web-based retrieval system. From October 1999 to April 2000 he was President and Director of ixposure, Inc. In June 1998 Mr. France was recruited as acting CEO and Director to restructure Fastlane Footwear, Inc., engaged in manufacturing of licensed NASCAR products, and held that position in May 1999. Under his guidance Fastlane restructured Fastlane's financial obligations and recovered $1.2 million allegedly missappropriated by prior management. Fastlane filed for protection under Chapter 11 of the Federal Bankruptcy Code 18 months after Mr. France left Fastlane. From 1996 to June 1999 her was Managing Partner of CVG, LLC, engaged in consulting for bank financing, bridge funding, licensing, mergers and acqusitions and workouts. From 1987 to 1996 he was President of Scriptel Holding, Inc., engaged in manufacturing of flat panel displays and other electronics. He was Cheif Financial Officer of Arrow Molded Plastics from 1985 to 1987, and founder and President of General Advertising, Inc., an advertising agency in Colombus Ohio.



Significant Employee

              Gilbert J. Fin, 45, has been General Manager since August 2002 of the operating subsidiary. From January 2002 to February 2002 he was employed by eSat as a Network System Engineer. From 1988 to 1999 he was President of Crismar, Inc., engaged in exporting WANG Lab remanufactured mainframe and telecommunications equipment. During that time period he also consulted on WANG technology and migration to other system architectures. Mr. Fin has the equivalent of a Master's Degree in computer science specializing in telecommunications, completed in South Africa.

Executive Compensation

              The following table sets forth the cash compensation of Skyframes's executive officers and directors during each of the last three fiscal years. The remuneration described in the table does not include the cost to Skyframes of benefits which may be furnished to the named executive officers, including premiums for health insurance and other benefits provided to such individual that are extended in connection with the conduct of Skyframes's business. The value of such benefits cannot be precisely determined, but the executive officers named below did not receive such other compensation in the years set forth below.

              Mr. France has an employment agreement effective February 1, 2003 providing for a salary of $60,000 per year, increasing to $120,000 per year upon completion of a second round of financing of no less than $500,000. Mr. Noblett does not devote any significant time to Skyframes, but commencing January 1, 2002 we are accruing $6,000 per month for his salary. Commencing January 1, 2002 we are accruing $6,550 per month for Mr. Fin's salary.

                                           Summary Compensation Table


                       ANNUAL COMPENSATION                                        LONG TERM COMPENSATION

                  -
                                         -
                                                   -
                                                                -
                                                                            -
                                                                                              -
                                                                                                      -
                                                                                                               -
                                                                                                                             -
                                                                                                                                 -


    Name and                                                   Other Annual          Awards     Payouts         All
    Principal Position      Year     Salary         Bonus      Compensation                                 Other
                                                                              Restricted         Options/ LTIP
                                                                              Stock ($) SARs(#)Payouts ($)



 James France              2001          $0          0             0              0        0           0        0
 President                 2000           0          0             0              0        0           0
                           1999           0          0             0              0        0           0        0


 Chester L. Noblett, Jr.   2001          $0          0             0              0        0           0        0
 Chairman                  2000           0          0             0              0        0           0
                           1999           0          0             0              0        0           0        0




Equity Compensation Plans

         As of December 31, 2002, no securities of Skyframes were eligible to be issued under equity compensation plans.

                                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 11, 2003                              BASIC ENERGY, INC.



                                              By: /s/ Chester L. Noblett, Jr.
                                                       Chester L. Noblett, Jr.
                                                       Chairman

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